UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 11, 2003

E-Com Technologies Corp.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-31503
(Commission File Number)

98-0199981
(IRS Employer Identification No.)

620-800 West Pender Street, Vancouver, BC, Canada V6C 2V6

(Address of principal executive offices and Zip Code)

(604) 685-5851
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 5.  Other Events

On November 11, 2003, the board of directors of E-Com Technologies Corp. (the "Company") accepted the resignations of R. Scott Irwin and Jeffrey Quennell as directors of the Company.  The Board of Directors is now comprised of two person, Ron Jorgensen and Kyle Werier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-COM TECHNOLOGIES CORP.

Date: November 24, 2003

Kyle Werier, President